STAR LEASING, INC.

BALANCE SHEETS

As of December 31 ,	2009	2008
ASSETS
Current Assets
Cash	$ -	$ 267,687
Accounts receivable, net	1,968,451	1,736,920
Other receivable	15,138	102,459
Marketable securities	30,560	76,353
Prepaid expenses	95,326	127,529
Deferred tax asset - current portion	171,827	171,827
Inventory	16,150	16,150
Total current assets	$ 2,297,452	$ 2,498,925

Property and equipment, net of accumulated depreciation
of $10,786,697 for 2009, and $9,944,612 for 2008	9,335,636	9,457,104
Deferred tax asset, net of current portion	1,015,553	687,307
Other investment	476,569	131,786
Cash value of life insurance	55,278	59,369

TOTAL ASSETS	$ 13,180,488	$ 12,834,491

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$ 550,088	$ 528,495
Accrued liabilities	165,450	50,925
Cash Overdraft	592,738	-
Deferred income tax liability, current portion	277,062	277,062
Notes payable, current portion	4,027,307	3,906,457
Capital lease obligations, current portion	294,437	161,851
Notes payable, related parties	134,528	430,530
Total current liabilities	6,041,610	5,355,320

Long-Term Liabilities:
Deferred income tax liability, net of current portion	1,427,975	1,108,248
Notes payable, net of current portion	3,191,335	5,289,611
Capital lease obligations, net of current portion	1,332,576	818,224
Total current liabilities	5,951,886	7,216,083
Total liabilities	11,993,496	12,571,403

Stockholders' Equity
Common stock, $1 par value; 100,000 shares authorized;
5,000 shares issued and outstanding	5,000	5,000
Additional paid-in capital	1,362,332	411,687
Other comprehensive loss	(64,576)	(67,925)
Accumulated deficit	(115,764)	(85,674)
Total stockholders' equity	1,186,992	263,088

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 13,180,488	$ 12,834,491

STAR LEASING, INC.

STATEMENTS OF OPERATIONS

For years ended December 31,	2009	2008
Sales	$ 19,226,985	$ 19,929,673

Cost of sales	13,847,169	15,587,661

Gross profit	5,379,816	4,342,012

Selling, General and Administrative Expenses	4,838,883	6,328,671

Operating income (loss)	540,933	(1,986,659)

Other income and expenses:
Interest and other income	42,076	109,055
Interest and other expenses	(607,338)	(506,900)

Net loss before income taxes	(24,329)	(2,384,504)

Provision for income taxes (benefits)	5,761	(854,132)

Net loss	$ (30,090)	$ (1,530,372)

Net loss per share-Basic and Diluted	$(6.02)	$(306.07)

Weighted average number of common shares outstanding	5,000	5,000

STAR LEASING, INC.

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

					Accumulated
					other
	Common Stock
	Shares	Amount	Paid-in Capital	Deficit	loss	Total
Balance at December 31, 2007	5,000	$ 5,000	$ 411,687	$ 1,444,698	$ -	$ 1,861,385

Net loss				(1,530,372)		(1,530,372)
Net unrealized change in investment
securities					(67,925)	(67,925)
Comprehensive loss						(1,598,297)

Balance at December 31, 2008	5,000	$ 5,000	$ 411,687	$ (85,674)	$ (67,925)	$ 263,088

Shareholder's contributions			950,645			950,645

Net loss				(30,090)		(30,090)
Net unrealized change in investment
securities					3,349	3,349
Comprehensive income						(26,741)

Balance at December 31, 2009	5,000	$ 5,000	$ 1,362,332	$ (115,764)	$ (64,576)	$ 1,186,992

STAR LEASING, INC.

STATEMENTS OF CASH FLOWS

For years ended December 31,	2009	2008
CASH FLOW FROM OPERATING ACTIVITIES:
Net loss	$ (30,090)	$ (1,530,372)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	1,014,778	2,341,844
Gain on disposal of assets	(21,837)	(91,588)
Loss on sale of investment securities	50,418	54,487
(Increase) Decrease in operating assets:
Accounts Receivable	(231,531)	961,770
Prepaids and other assets	123,615	(15,533)
Inventory	-	-
Deferred tax assets	-	(733,131)
Increase (Decrease) in operating liabilities:
Accounts payable and accrued expenses	136,118	212,416
Deferred tax liabilities	319,727	(127,317)
Net cash provided by (used in) operating activities	1,361,198	1,072,576

CASH FLOW FROM INVESTING ACTIVITIES:
Net proceeds (puchase) of investment securities	(1,276)	(198,765)
Net proceeds (purchase) of other investment	(344,783)	595,214
Purchase of property and equipment	(45,242)	(8,976)
Proceeds from sales of property and equipment	45,496	185,224
Net cash provided by (used in) investing activities	(345,805)	572,697

CASH FLOW FROM FINANCING ACTIVITIES:
Net payments on notes payable	(1,977,426)	(1,317,063)
Net payments on capital lease obligations	(224,789)	(113,697)
Net proceeds (payments) on notes payable-related parties	(296,002)	8,059
Cash Overdraft	592,738	-
Shareholders' contributions	950,645	-
Net cash provided by (used in) financing activities	(954,834)	(1,422,701)

NET DECREASE IN CASH	60,559	222,572

CASH BALANCE AT BEGINNING OF YEAR	267,687	45,114

CASH BALANCE AT END OF YEAR	$ 328,246	$ 267,686

Supplemental Disclosures of Cash Flow Information:
Taxes Paid	$ 0	$ 0
Interest paid	$ 500,373	$ 608,470
Supplemental Disclosures of Noncash investing and financing activities:
Financed acquisitions of property and equipment	$ 871,727	3,397,562

STAR LEASING, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Star Leasing Inc. (the “Company”, or “Star Leasing”), headquartered in Fayetteville, North Carolina, is a full service trucking, logistical, warehousing and brokerage company.  Star Leasing was founded in 1983 and currently has more than 100 employees.  It has operations in 48 states, Canada and Mexico.  Since its formation, Star Leasing has expanded its business to include full-circle logistical and brokerage services, warehousing, and distribution. Star Leasing provides local delivery for its warehousing and distribution services.

Use of estimates

The preparation of the accompanying financial statements in conformity with accounting principles generally accepted in the United States (U.S. GAAP) requires management to make certain estimates and assumptions that directly affect the results of reported assets, liabilities, revenue, and expenses. Actual results may differ from these estimates.

Revenue Recognition

Revenue from freight hauling operations is recognized upon delivery provided that persuasive evidence of an arrangement exists, payment terms are fixed and determinable, and collection of the related receivable is considered probable.

Accounts Receivable

The Company grants credit to all qualified customers and generally requires no collateral. Accounts receivable are carried at cost less an allowance for losses, if an allowance is deemed necessary. The Company does not accrue finance or interest charges. The Company evaluates its accounts receivable and determines the requirement for an allowance for losses, based upon history of past write-offs, collections and current credit conditions. A receivable is written off when it is determined that all reasonable collection efforts have been exhausted and the potential for recovery is considered remote. As of December 31, 2009 and 2008, the Company’s allowance for doubtful accounts was $19,883 and $4,736, respectively. Bad debt expense for the years then ended was $32,922 and $275,000, respectively.

Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an original maturity of three months or less to be cash equivalents.

Inventory

Inventory is stated at the lower of cost or market with cost determined using the first-in, first out (FIFO) method.

Fair Value of Financial Instruments

The carrying amounts of the financial instruments have been estimated by management to approximate fair value.

STAR LEASING, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Marketable Securities

Equity and debt securities are classified as available-for-sale. Securities available-for-sale are carried at fair value with unrealized gains and losses reported in other comprehensive income. Realized gains (losses) on securities available-for-sale are included in other income (expense) and, when applicable, are reported as a reclassification adjustment, net of tax, in other comprehensive income. Gains and losses on sales of securities are determined on the first-in first-out method.

Other Investment

The Company agreed to subscribe 1,250,000 membership units (approximately 4% of the issued and outstanding memberships) of a Utah privately-held company (see Note 3 to the Financial Statements). The consideration for the units is payable in kind by and through the freight services provided by the Company to the investee. The Company accounts for the investment using the cost method of accounting.  Under the cost method, the investment is valued at cost less any impairments in value that are not temporary in nature.

Property and Equipment

Property and Equipment is carried at cost and includes some assets, which are held under capital leases. Depreciation is computed on the straight-line method based on the following estimated useful lives: tractors and trailers over three to fifteen years; buildings and leasehold improvements over thirty-one to forty years; land improvements over fifteen to twenty years; and other equipment over three to twelve years. Accelerated methods are used for income tax purposes.

In 2009, management revised the useful lives of trucks and trailers from three and five years to ten and fifteen years. In accordance with SFAS 154, “Accounting Changes and Error Corrections”, states that a change in accounting estimates shall be accounted for in the period of change and subsequent periods. Restatement or retrospective adjustment of prior periods is not appropriate. Accordingly, the depreciation expense of those assets is calculated by the carrying amount of assets at the date of change over their remaining (new) useful lives. Depreciation expense was $1,014,778 and $2,341,844 for the years ended December 31, 2009 and 2008, respectively.

Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred. Gains and losses from retirement or replacement are included in other income (expense).

Cash Value of Life Insurance

The Company is the owner and beneficiary of life insurance policies on the Company’s president. The Company will receive only the net cash values of the split dollar policies upon cancellation or death of the officer. The cash surrender values relative to the policies in place at December 31, 2009 and 2008 was $55,278 and $59,369, respectively.

Advertising

The Company expenses advertising costs as incurred. Advertising expenses totaled $66,075 and $203,920 for the years ended December 31, 2009 and 2008.

STAR LEASING, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the bases of property and equipment for financial and income tax reporting. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred taxes also are recognized for operating losses that are available to offset future federal income taxes.

Net Income (Loss) Per Share

Basic net income (loss) per share includes no dilution and is computed by dividing net income (loss) available to common stockholders by the weighted average number of common stock outstanding for the period.  Diluted net income (loss) per share does not differ from basic net income (loss) per share since the Company did not have dilutive items for years ended December 31, 2009 and 2008.

Fair Value Measurements

On January 1, 2008, the Company adopted the provision of ASC 820-10 (formerly SFAS No. 157), "Fair Value Measurements," except as it applies to those nonfinancial assets and nonfinancial liabilities for which the effective date has been delayed by one year.  The Company measures at fair value certain financial assets and liabilities, including its marketable securities.

ASC 820-10 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value.  The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).  The three levels of the fair value hierarchy under ASC 820-10 are described below:

•

Level 1   Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

•

Level 2   Quoted prices in markets that are not active, or inputs that are observable, either directly or indirectly, for substantially the full term of the asset or liability;

•

Level 3   Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Fair Value Measurements as of December 31, 2009
	Total	Level 1	Level 2	Level 3
Marketable securities
Available-for-sale	$ 30,560	$ 30,560

The adoption of ASC 820-10 did not have a material effect on the Company’s financial position or results of operations.

STAR LEASING, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements

In April 2009, the FASB issued ASC 825-10-65 (formerly FSP No. FAS 107-1 and APB 28-1), "Interim Disclosures About Fair Value Of Financial Instruments."  This FSP essentially expands the disclosure about fair value of financial instruments that were previously required only annually to also be required for interim period reporting.  In addition, the FSP requires certain additional disclosures regarding the methods and significant assumptions used to estimate the fair value of financial instruments.  These additional disclosures will be required beginning with the quarter ending September 30, 2009.  The adoption of this statement did not have a material impact on the Company's financial position or results of operations.

In May 2009, the FASB issued ASC 855-10 (formerly SFAS No. 165), "Subsequent Events." The statement establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. This new standard is effective for fiscal years or interim periods after June 15, 2009. The adoption of this statement did not have a material impact on the Company's financial position or results of operations.

In June 2009, the FASB issued ASC 860-10 (formerly SFAS No. 166), "Accounting For Transfers Of Financial Assets, An Amendment Of FASB Statement No. 140." The statement improves the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement, if any, in transferred financial assets. This new standard is effective for fiscal years beginning after November 15, 2009. The adoption of this statement did not have a material impact on the Company's financial position or results of operations.

In June 2009, the FASB issued ASC 810-10 (formerly SFAS No 167), "Amendments To FASB Interpretation No. 46(R)." The statement changes the approach to determining the primary beneficiary of a variable interest entity (VIE) and requires companies to more frequently assess whether they must consolidate VIEs. This new standard is effective for fiscal years beginning after November 15, 2009. The adoption of this statement did not have a material impact on the Company's financial position or results of operations.

In June 2009, the FASB issued ASC 105-10 (formerly SFAS No. 168), "The FASB Accounting Standards CodificationTM and The Hierarchy of Generally Accepted Accounting Principles - a Replacement of FASB Statements No. 162". The statement establishes the Accounting Standards Codification TM (Codification) as the source of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities. Under the Codification, all of its content will carry the same level of authority. This statement is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The adoption of this statement did not have a material impact on the Company's financial position or results of operations.

Other recent accounting pronouncements issued by the FASB (including its Emerging Issues Task Force), the AICPA, and the SEC did not, or are not believed by management to, have a material impact on the Company's present or future financial statements.

STAR LEASING, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 2 – BALANCE SHEET DETAILS

The following tables provide details of selected balance sheet items:

At December 31,	2009	2008
Accounts Receivable, net
Trade receivable	$ 1,988,334	$ 1,741,656
Allowance for doubtful accounts	(19,883)	(4,736)
Accounts receivable, net	$ 1,968,451	$ 1,736,920
Prepaid Expenses:
Prepaid insurance	$ 39,856	$ 73,276
Prepaid taxes	8,985	8,985
Other prepaid expenses	46,485	45,268
Prepaid expenses	$ 95,326	$ 127,529
Property and equipment, net
Land, land improvements and terminal building	$ 644,452	$ 644,452
Transportation and other equipment	19,034,469	18,330,152
Office furniture and fixtures	140,796	140,796
Leasehold improvements	302,616	286,316
	$ 20,122,333	$ 19,401,716
Less: accumulated depreciation	(10,786,697)	(9,944,612)
Property and equipment, net	$ 9,335,636	$ 9,457,104
Accrued Liabilities:
Payroll tax liabilities	$ 34,058	$ 27,563
Other accrued taxes	122,596	(3,880)
Other accrued expenses	8,796	27,242
Total accrued expenses	$ 165,450	$ 50,925

NOTE 3 – OTHER INVESTMENT

On November 1, 2007, the Company agreed to subscribe 1,250,000 membership units of a privately held Utah corporation (approximately 4% of total outstanding membership units) for a subscription payable of $1,250,000. The consideration for the units shall be payable in kind by and through the freight services provided by the Company. The balance of other investment and subscription payable was as follows:

At December 31,	2009	2008
Investment in 1,250,000 membership units	$ 1,250,000	$ 1,250,000
Less: subscription payable	(773,431)	(1,118,214)
Investment at cost	$ 476,569	$ 131,786

For years ended December 31, 2009 and 2008, services revenue from this entity was $516,952 and $92,830, respectively.

STAR LEASING, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 4 – NOTES PAYABLE

Notes payable as of December 31, 2009 and 2008 consisted of the following:

At December 31,	2009	2008
Bank credit line of $1,500,000, collateralized by accounts receivable of the company and commercial property. Interest is payable monthly at 5.5%. The line of credit is set to expire March 10, 2010.	$ 1,500,000	$ 1,328,506
Bank credit line of $125,000, collateralized by accounts receivable of the company and commercial property. Interest is payable monthly at 5.5%. The line of credit is set to expire March 10, 2010.	125,000	-
Bank credit line of $250,000, collateralized by accounts receivable of the company and commercial property. Interest is payable monthly at prime plus 6%. The line of credit is set to expire March 10, 2010.	250,000	-
Bank credit line of $495,000, collateralized by accounts receivable of the company and commercial property. Interest is payable monthly at 3.75%. The line of credit is set to expire October 10, 2009.	-	495,000
Note payable to a local government in monthly installements of $1,097 at 6% per annum. The note matures on December 1, 2019.	98,142	105,217
Notes payable to banks anf finance companies, collateralized by tractors, tailers and other equipment in monthly installments of approimately $216,000 at varying interest rates, with final maturity dates ranging from 2010 to 2013.	5,245,500	7,267,345

	7,218,642	9,196,068
Less: Current Maturities	(4,027,307)	(3,906,457)
Long-term debt	$ 3,191,335	$ 5,289,611

Future maturities of long-term debt are as follows:

December 31,
2010	$ 4,027,307
2011	1,727,802
2012	860,705
2013	537,722
2014	9,544
Thereafter	55,562
$ 7,218,642

STAR LEASING, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 5 – CAPITAL LEASE OBLIGATIONS

The Company finances trailer and other equipment under capital leases. The capital leases in effect as of December 31, 2009 are scheduled to expire at various dates in 2013 through 2016. At the expiration of the lease term, the Company may exercise options to purchase the assets at a bargain value. Amortization is computed using the straight-line method and has been included in depreciation.

The current portion of the principal obligations for 2009 and 2008 are $294,437 and $161,851, respectively.  The long-term portion of the principal obligations as of December 31, 2009 and 2008 are $1,332,576 and $818,224, respectively.  The following is a schedule of future minimum lease payments.

December 31,
2010	$ 294,437
2011	294,437
2012	294,437
2013	284,048
2014	269,501
Thereafter	190,153
$ 1,627,013

NOTE 6 – DEFERRED INCOME TAXES

The Company has loss carryforwards available to offset future taxable income.  The total loss carryforwards at December 31, 2009 are estimated at approximately $3,300,000 and expire between 2026 and 2029.  Loss carryforwards are limited in accordance with the rules of change in ownership.

The deferred tax asset as of December 31, 2009 and 2008 consisted of the followings:

At December 31,	2009	2008
Deferred tax assets:
Tax loss carryforwards	$ 1,187,380	$ 859,134
Deferred tax liabilities:
Property and equipment	(1,705,037)	(1,385,310)
Net deferred tax liability	$ (517,657)	$ (526,176)

NOTE 7 – NET INCOME (LOSS) PER SHARE

The following table sets forth the computation of basic and diluted net loss per share:

STAR LEASING, INC.

NOTES TO FINANCIAL STATEMENTS

	For the Years Ended
	December 31,
	2009	2008
Numerator:
Net income (loss)	$ (30,090)	$ (1,530,372)
Denominator:
Weighted average of common shares	5,000	5,000

Net income (loss) per share-basic and diluted	$ (6.02)	$ (306.07)

NOTE 8 – CONCENTRATIONS OF CREDIT RISK

Financial instruments that potentially subject the Company to a concentration of credit risk consist primarily of accounts receivable and cash deposits. The Company places its cash with high quality financial institutions and limits its credit exposure with any one financial institution. At times, the Company’s bank account balances may exceed federally insured limits.

During the year ended December 31, 2009, sales from three customers amounted to $10,122,739 and comprised approximately 53% of total product sales. The loss of any of these customers could have a material adverse effect on the Company. The total amount due from these customers as of that date was $1,201,859. Management believes that accounts receivable from these customers are fully collectible.

During the year ended December 31, 2008, sales from one customer amounted to $3,817,069 and comprised approximately 19% of total product sales. The loss of any of this customer could have a material adverse effect on the Company. The total amount due from this customer was $518,705. Management believes that accounts receivable from this customer are fully collectible.

NOTE 9 – COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company leases its main operating facilities under several operating leases which expire from April 2010 to October 2010. Total rent expense for the years ended December 31, 2009 and 2008 was $122,800 and $49,400, respectively.

Minimum future lease payments under these leases are $85,500.

Officer Indemnification

Under the Company’s organizational documents, the Company’s officers, employees and directors are indemnified against certain liability arising out of the performance of their duties. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. The Company does not carry Director and Officers insurance policy. However, based on experience, the Company expects any risk of loss to be remote.

STAR LEASING, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 10 – RELATED PARTY TRANSACTIONS

Other Receivable

As of December 31, 2008, the Company had a receivable from a related party of $76,745. It was repaid in full in 2009.

Note Payable

As of December 31, 2009 and 2008, the Company owed $134,528 and $430,530, respectively, to an officer of the Company. The amount advanced from the Company’s officer has been borrowed from a bank through a secured note payable by the officer and his wife. The underlying note bears interest at 7.25% and is payable in monthly installments of $1,669 and a balloon payment in February 2011.  The Company repays the officer, in kind by and through the payment to this bank note on behalf of the officer. Management expects to repay the full amount during the year ended December 31, 2010; therefore, it is classified as current on the balance sheet.

Personal Guaranty

Certain notes payable and lease obligations are secured by personal guarantee of the Company sole shareholder.

NOTE 11 – GUARANTEES

The Company from time to time enters into certain types of contracts that contingently require the Company to indemnify parties against third party claims. These contracts primarily relate to: (i) divestiture agreements, under which the Company may provide customary indemnifications to purchasers of the Company’s businesses or assets; (ii) certain real estate leases, under which the Company may be required to indemnify property owners for environmental and other liabilities, and other claims arising from the Company’s use of the applicable premises; and (iii) certain agreements with the Company's officers, directors and employees, under which the Company may be required to indemnify such persons for liabilities arising out of their employment relationship.

The terms of such obligations vary. Generally, a maximum obligation is not explicitly stated. Because the obligated amounts of these types of agreements often are not explicitly stated, the overall maximum amount of the obligations cannot be reasonably estimated. Historically, the Company has not been obligated to make significant payments for these obligations, and no liabilities have been recorded for these obligations on its balance sheets as of December 31, 2009.

NOTE 12 – SUBSEQUENT EVENT

On October 1, 2009, the Company entered into an Agreement and Plan of Merger with Pacific Alliance Corporation (“Pacific”, a public shell company). The agreement provided that Pacific will acquire all of the outstanding common stocks of the Company in exchange of 15,000,000 shares of Pacific common stocks (representing approximately 30% ownership).